Restructuring Costs	12 Months Ended
Dec. 31, 2014
Restructuring Charges [Abstract]
Restructuring Costs
Restructuring costs

Restructuring costs for 2014, 2013, and 2012 were $441 million, $200 million and $94 million, respectively, and were recognized in Other operating (income) expenses in Statement 1. The 2014 restructuring costs included $382 million of employee separation costs, $33 million of long-lived asset impairments and $26 million of other restructuring costs. The 2013 restructuring costs included $151 million of employee separation costs, $41 million of long-lived asset impairments and $8 million of other restructuring costs. The 2012 costs were for employee separations.

The restructuring costs in 2014 were primarily related to a reduction in workforce at our Gosselies, Belgium, facility. The most significant charges in 2013 were for the restructuring of management and support functions and the closure or downsizing of several facilities related to our mining business. The separation charges in 2012 were primarily in the Energy & Transportation segment and were related to the closure of the Electro-Motive Diesel facility located in London, Ontario and separation programs in Europe.

Restructuring costs for 2014 and 2013 are a reconciling item between Segment profit and Consolidated profit before taxes. See Note 23 for more information.

Our accounting for separations was dependent upon how the particular program was designed. For voluntary programs, eligible separation costs were recognized at the time of employee acceptance. For involuntary programs, eligible costs were recognized when management had approved the program, the affected employees had been properly notified and the costs were estimable.

The following table summarizes the 2012, 2013 and 2014 employee separation activity:

(Millions of dollars)	Total
Liability balance at December 31, 2011	$90
Increase in liability (separation charges)	94
Reduction in liability (payments and other adjustments)	(155)
Liability balance at December 31, 2012	$29
Increase in liability (separation charges)	151
Reduction in liability (payments and other adjustments)	(91)
Liability balance at December 31, 2013	$89
Increase in liability (separation charges)	382
Reduction in liability (payments and other adjustments)	(289)
Liability balance at December 31, 2014	$182

The remaining liability balance as of December 31, 2014 represents costs for employees who have not yet separated from the Company or whose full severance has not yet been paid.  The majority of these remaining costs are expected to be paid in 2015.

In December 2013, we announced a restructuring plan for our Gosselies, Belgium, facility. This restructuring plan was designed to improve the competitiveness of our European manufacturing footprint and achieve competitiveness in our European operations by refocusing our current Gosselies operations on final machine assembly, test and paint with limited component and fabrication operations. This action includes reshaping our supply base for more efficient sourcing, improving factory efficiencies and workforce reductions and was approved by the Belgian Minister of Employment in February 2014. We estimate the total employee cash separation costs to be about $300 million before tax, which represents substantially all of the restructuring costs to be incurred under the restructuring plan. In 2014, we recognized $273 million of these separation-related charges. The remaining costs are expected to be recognized in 2015.